Exhibit 10.7

FOURTH AMENDMENT TO LOAN AGREEMENT

THIS FOURTH AMENDMENT TO LOAN AGREEMENT (this “Amendment”) is made and entered into as of October 5, 2016, by and among GLADSTONE LAND LIMITED PARTNERSHIP, a Delaware limited partnership (“Borrower”), GLADSTONE LAND CORPORATION, a Maryland corporation (“Guarantor”), and METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation (the “Lender”).

R E C I T A L S:

A. Borrower, Guarantor and Lender are parties to that certain Loan Agreement dated as of April 30, 2014, as amended by that certain First Amendment to Loan Agreement dated as of August 26, 2014, as further amended by that certain Second Amendment to Loan Agreement dated as of October 29, 2014, and as further amended by that certain Third Amendment to Loan Agreement dated as of September 3, 2015 (collectively, the “Loan Agreement”). The Loan Agreement was executed in connection with a loan (the “Loan”) made by Lender to Borrower evidenced by that certain Promissory Note A dated April 30, 2014 payable to the order of Lender in the original principal amount of up to $100,000,000, as amended by that certain First Amendment to Note A dated as of September 3, 2015 (the “Original Note A”), and that certain Promissory Note B dated April 30, 2014 payable to the order of Lender in the original principal amount of up to $25,000,000, as amended by that certain First Amendment to Note B dated as of September 3, 2015 (the “Original Note B”). The Original Note A and the Original Note B are currently secured by the Security Instruments, as defined in the Loan Agreement (the “Existing Security Instruments”). Guarantor has guaranteed the payment and performance of the Loan pursuant to that certain Loan Guaranty Agreement dated as of April 30, 2014 (the “Guaranty”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

B. Lender has agreed to extend Borrower an additional loan (the “2016 Loan”) in the aggregate original principal amount of up to Seventy-five Million and 00/100 Dollars ($75,000.000) pursuant to the terms of this Amendment and to be evidenced by (i) the Promissory Note (Note C – 2016 Term Facility) dated as of even date herewith executed by Borrower to the order of Lender in the original principal amount of up to Fifty Million and 00/100 Dollars ($50,000,000.00) (“Note C”), and (ii) the Promissory Note (Note D – 2016 RELOC) dated as of even date herewith executed by Borrower to the order of Lender in the original principal amount of up to Twenty-five Million and 00/100 Dollars ($25,000,000.00) (“Note D”) (with Note C and Note D together defined herein as the “2016 Notes”).

C. The 2016 Loan will be secured by certain Additional Properties defined below with the owners thereof collectively referred to herein as the “Additional Property Owners”:

(i) Diego Ranch Stanislaus, LP, a Delaware limited partnership (“Diego Ranch Stanislaus”), that owns certain real and other property situated in Stanislaus County, California (“Diego Ranch”) as more particularly described in Exhibit A-1;

(ii) Nevada Ranch Merced, LP, a Delaware limited partnership (“Nevada Ranch Merced”), that owns certain real and other property situated in Merced County, California (“Nevada Ranch”) as more particularly described in Exhibit A-1; and

(iii) Baca County Edler, LLC, a Delaware limited liability company (together with Diego Ranch Stanislaus and Nevada Ranch Merced, collectively, the “New Property Owners”) that owns certain real and other property situated in Baca County, Colorado (the “Baca Ranch”) as more particularly described in Exhibit A-1 (Diego Ranch, Nevada Ranch property and Baca Ranch, collectively, the “Additional Properties”).

The 2016 Loan shall also be secured by the existing Collateral for the Loan.

D. The Additional Properties shall also secure the Loan and as such, shall be “Future Properties” for purposes of Subsequent Disbursements, and the Additional Property Owners shall also be “Future Property Owners” for such purpose.

E. Borrower has requested that Lender consent to certain modifications to the terms of the Loan, including without limitation, modifications to the disbursement rate for Subsequent Disbursements, the date prior to which Subsequent Disbursements may be requested, the maximum number of Subsequent Disbursements which may be requested and Borrower’s financial covenants.

F. The parties enter into this Amendment to reflect the terms of the 2016 Loan, to confirm the addition of the Additional Property as Collateral for the Loan and the 2016 Loan, the addition of the Future Property Owners as Property Owners for the Loan and to further amend the Loan Agreement as described above and otherwise provided for herein.

NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, Guarantor and Lender hereby agree as follows:

1. Status of Existing Loan. Borrower and Guarantor acknowledge for the benefit of Lender that the Notes, the Loan Agreement as amended by this Amendment, the Existing Security Instruments, and any other Loan Documents (collectively, the “Loan Documents”) are all valid and binding obligations enforceable in accordance with their terms, and that neither Borrower nor Guarantor has any offset or defense against the indebtedness evidenced by the Notes or any of the obligations set forth in the Loan Documents.

2. 2016 Loan.

(a) Borrower has duly authorized the delivery of the 2016 Notes. The interest rates applicable to the balance under each 2016 Note (and the adjustment of such interest rates), the repayment terms and other terms applicable to the indebtedness evidenced by each 2016 Note are more particularly set forth in the respective 2016 Notes. All references in the Loan Agreement and the balance of the Loan Documents to the “Notes” shall hereafter include the 2016 Notes.

(b) Borrower hereby agrees to borrow from Lender, and Lender, subject to the terms and conditions herein set forth and in the other Loan Documents, hereby agrees to lend to Borrower, the aggregate principal sum of up to Seventy-Five Million and No/100 Dollars ($75,000,000.00) to be disbursed in accordance with the Loan Agreement, as amended by this Amendment. The date first referenced above shall be hereinafter referred to as the “Closing Date.”

(c) Payment of the 2016 Notes and performance of the obligations arising under the 2016 Loan shall be secured by the Collateral and by the Additional Properties. Notwithstanding anything in this Agreement or any other Loan Documents to the contrary, Borrower is not granting any lien or security interest with respect to, and references to the Additional Properties shall not include, any agricultural operations, crops and related permanent plantings, irrigation facilities and water rights that are owned by tenants at the Property so long as such assets are not included in the Appraised Value of the related Collateral.

(d) Borrower’s obligations under the 2016 Notes, the Loan Agreement, as amended by this Amendment and the other Loan Documents shall be guaranteed by (i) Guarantor pursuant to a Loan Guaranty Agreement dated as of April 30, 2014; and (ii) the New Property Owners pursuant to Property Owner Guaranties dated as of even date herewith and the Security Instruments. The Notes are also supported by separate and independent Unsecured Indemnity Agreements by the Borrower and the Property Owners in favor of Lender (each, an Unsecured Indemnity Agreement, and collectively, the “Indemnity Agreements”).

(e) Each of the New Property Owners shall execute and deliver to Lender, as a condition to the disbursement of any proceeds of the 2016 Loan and the effectiveness of this Amendment, the following documents, each in substantially the form executed by the Existing Property Owners (the “2016 Loan Documents”):

(i) a new Security Instrument encumbering the applicable New Property Owner’s interest in the applicable Additional Property (collectively, the “New Security Instruments, each of which shall be a “Collateral Document”);

(ii) a Property Owner Guaranty;

(iii) an Unsecured Indemnity Agreement;

(iv) an amendment to the Contribution and Indemnity Agreement adding the Additional Property and the effect of the 2016 Loan to its provisions;

(v) a certification as to its status, the use and other features of the Additional Property; and

(vi) such other documents and certificates as required by Lender to the extent consistent with the Loan Documents.

In connection with the New Security Instruments, Lender shall be provided with mortgagee’s title insurance policies insuring the Lender’s first priority lien in the Additional Properties subject only to such encumbrances, and containing such endorsements, as Lender may approve in its sole and absolute discretion.

(f) Borrower shall pay to Lender an unused commitment fee in connection with the 2016 Loan payable in arrears with each interest payment payable on an Interest Payment Date as more particularly provided in each of the 2016 Notes.

3. Cross Default and Cross-Collateralization. Borrower and Guarantor acknowledge that the Existing Security Instruments and the New Security Instruments are Collateral for the Loan and for the 2016 Loan, and the occurrence of a default under any of the Existing Security Instruments, the New Security Instruments or any of the Loan Documents will comprise a default under all of the Existing Security Instruments, the New Security Instruments and other Loan Documents. As a result of the cross-collateralization feature, the Additional Properties shall be included as part of the Collateral for purposes of the availability of Subsequent Disbursements requested under any of the Notes.

4. Addition of New Land. The definition of “Land” set forth in the Loan Agreement is hereby amended to include the Additional Properties. Exhibit A of the Loan Agreement is hereby amended to include the Additional Properties as set forth in Exhibit A-1 hereof. The Appraised Value of the Collateral for purposes of Subsequent Disbursements shall be increased as of the date of this Amendment as set forth in the Fourth Amendment to Disclosure and Valuation Agreement dated as of even date herewith between Borrower and Lender (the “Fourth Amendment to Disclosure and Valuation Agreement”). All references in the Loan Agreement to the Disclosure and Valuation Agreement shall hereafter mean the Disclosure and Valuation Agreement as amended by the First Amendment to Disclosure and Valuation Agreement dated August 26, 2014, as further amended by the Second Amendment to Disclosure and Valuation Agreement dated October 29, 2014, as further amended by the Third Amendment to Disclosure and Valuation Agreement dated September 3, 2015, and as further amended by the Fourth Amendment to Disclosure and Valuation Agreement.

5. Addition of New Property Owners. The definition of “Property Owners” set forth in the Loan Agreement is hereby amended to include the New Property Owners. Accordingly, Exhibit B of the Loan Agreement is hereby amended to include the New Property Owners as set forth in Exhibit B-1 hereof.

6. Consent of Guarantor. Guarantor hereby consents to the 2016 Loan and the addition of the Additional Properties as Collateral, and the New Property Owners, as Property Owners, under the terms of the Loan Agreement, as amended hereby, and further consents to the execution by all relevant parties of this Amendment, the 2016 Notes, the New Security Instruments and any other documents or modifications to documents contemplated hereby. Guarantor agrees that the Guaranty remains in full force and effect with regard to all disbursements of the Loan and the Loan Documents as so modified, and further agrees that the Guaranty is hereby expanded to include the 2016 Loan as part of the Indebtedness guaranteed thereunder.

7. Note A Disbursements. As of the Effective Date, the Loan Agreement is hereby amended as follows:

(a) The date stated in the first paragraph of Section 3.1(b) prior to which an Authorized Person may request Subsequent Disbursements is hereby revised to be December 31, 2018.

(b) Section 3.1(b)(1) is hereby amended in its entirety and restated as follows:

“The amount of each Subsequent Disbursement will be based on and limited such that the amount disbursed under the Loan and the 2016 Loan collectively shall not exceed sixty percent (60%) of the aggregate Appraised Value of the Real Property and any new agricultural property accepted by Lender as Collateral for Subsequent Disbursements (the “Future Property”), as established by appraisals in form and substance acceptable to Lender in all respects, and otherwise limited as provided in this Section 3.1(b). In no event shall the total aggregate Note A Disbursements plus the aggregate Note C Disbursements collectively exceed the lesser of One Hundred Fifty Million and No/100 Dollars ($150,000,000.00) or sixty percent (60%) of the Appraised Value of the Collateral.”

(c) The date stated in Section 3.1(b)(6) after which Lender may, at its option, be relieved of any obligation to make any Subsequent Disbursements or other disbursements under Note A is hereby revised to be December 31, 2018.

(d) The number of Subsequent Disbursements is hereby revised to be no more than six (6) Subsequent Disbursements in any calendar year.

8. Note B Disbursements. As of the Effective Date, the following modifications are made to the Loan Agreement:

(a) the first sentence of Section 3.2(a) is hereby deleted in its entirety and replaced with the following:

“Borrower shall have the right from time to time, to request additional advances under Note B (a “Note B Advance”), up to the face amount of Note B (i.e., $25,000,000.00), under the following conditions: (i) no Event of Default has occurred and is continuing and no event has occurred and is continuing which with the passing of time or giving of notice or both would become an Event of Default, and (ii) Note B Advances shall be available so long as the combined outstanding principal balances of Note A and Note B plus the amount of the requested Note B Advance do not exceed the lesser of (a) the combined face principal amounts of Note A ($100,000,000), Note B ($25,000,000), Note C ($50,000,000) and Note D ($25,000,000), and (b) the amount equal to 60% of the Appraised Value.”

(b) Section 3.2(b) is hereby deleted in its entirety and replaced with the following:

“Balance in Excess of Original Principal Amount. Notwithstanding anything contained herein to the contrary, in the event that (i) the aggregate outstanding unpaid principal amount of Note B at any time exceeds the amount of $25,000,000.00 or (ii) the aggregate outstanding principal balance of Note A, Note B, Note C and Note D exceed the lesser of $200,000,000.00, or the amount equal to sixty percent (60%) of the Appraised Value of the Collateral, all Subsequent Disbursements shall be suspended and Borrower shall immediately, without the requirement of any oral or written notice by Lender, prepay the principal of one or more of the Notes in an aggregate amount at least equal to such excess.”

(c) Section 3.2(c) is hereby deleted in its entirety and replaced with the following:

“Minimum Outstanding Balance. If the outstanding principal balance under Note B shall be an amount less than Fifty Thousand and No/100 Dollars ($50,000.00) at any time, then the entire outstanding principal amount of Note B, together with accrued interest thereon at the Default Interest Rate, shall, ten (10) Business Days after receipt of written notice from Lender, immediately become due and payable without demand, and Borrower’s right to draw upon Note B shall terminate and Lender’s obligation to fund future disbursement requests shall cease.”

9. Note C Disbursements. As of the Effective Date, the following Section 3.3 is hereby added to the Loan Agreement:

“3.3 Note C Disbursement. Note C will be disbursed in multiple disbursements (each, a “Note C Disbursement”) subject to the satisfaction of each of the disbursement conditions as follows:

(a) Initial Disbursement. Lender shall make the first Note C Disbursement (the “Initial Disbursement”), in the amount of $21,550,000 on the Closing Date, subject to the satisfaction of each of the conditions precedent to closing.

(b) Subsequent Disbursements. Following the Initial Disbursement, Borrower may request additional disbursements in connection with the acquisition of additional agricultural properties (herein, the “Subsequent Disbursements”) in an aggregate amount not to exceed Twenty-Eight Million Four Hundred Fifty Thousand One and 00/100 Dollars ($28,450,000) at any time after the Initial Disbursement but no later than December 31, 2018, provided that each of the following conditions has been satisfied on or before the date of disbursement:

(1) The amount of each Subsequent Disbursement will be based on and limited such that the amount disbursed under the Loan and the 2016 Loan collectively shall not exceed sixty percent (60%) of the aggregate Appraised Value of the Real Property and any new agricultural property accepted by Lender as Collateral for Subsequent Disbursements (the “Future Property”), as established by appraisals in form and substance acceptable to Lender in all respects, and otherwise limited as provided in this Section 3.1(b). In no event shall the total aggregate Note A Advances and the aggregate Note C Advances exceed the lesser of One Hundred Fifty Million and No/100 Dollars ($150,000,000.00) or sixty percent (60%) of the Appraised Value of the Collateral.

(2) Note C Disbursements shall be subject to all of the conditions to subsequent Disbursements applicable to Note A Advances as provided in Section 3.1 of the Loan Agreement.”

10. Note D Disbursements. As of the Effective Date, the following Section 3.4 is hereby added to the Loan Agreement:

“3.4 Revolver Advances Under Note D.

(a) Advances. Borrower shall have the right from time to time, to request additional advances under Note D (a “Note D Advance”), up to the face amount of Note D (i.e., $25,000,000.00), under the following conditions: (i) no Event of Default has occurred and is continuing and no event has occurred and is continuing which with the passing of time or giving of notice or both would become an Event of Default, and (ii) Note D Advances shall be available so long as the combined outstanding principal balances of Note A, Note B, Note C and Note D plus the amount of the requested Note B Advance do not exceed the lesser of (a) the face principal amounts of Note A ($100,000,000), Note B ($25,000,000), Note C ($50,000,000) and Note D ($25,000,000) and (b) the amount equal to 60% of the Appraised Value. Borrower may repay and reborrow such amounts as a revolving credit. Revolver draws and repayments shall be made not more than twice per calendar month per each type of transaction and written request for a Note D Advance must be received by Lender no later than 12:00 p.m., Pacific Time, on the Business Day prior to the Business Day on which funds are desired. All draws and repayments will be by wire transfer and any draws shall be in amounts not less than One Hundred Thousand and No/100 Dollars ($100,000.00) and in even increments of One Thousand and No/100 Dollars ($1,000.00). Notwithstanding the foregoing, Lender will make the first Note D Advance in the amount of $50,000 on the Closing Date, subject to the satisfaction of each of the conditions precedent to closing.

(b) Balance in Excess of Original Principal Amount. Notwithstanding anything contained herein to the contrary, in the event that (i) the aggregate outstanding unpaid principal amount of Note D at any time exceeds the amount of $25,000,000.00 or (ii) the aggregate outstanding principal balance of Note A, Note B, Note C and Note D exceed the lesser of $200,000,000.00, or the amount equal to sixty percent (60%) of the Appraised Value of the Collateral, all Subsequent Disbursements shall be suspended and Borrower shall immediately, without the requirement of any oral or written notice by Lender, prepay the principal of one or more of the Notes an aggregate amount at least equal to such excess.

(c) Minimum Outstanding Balance. If the outstanding principal balance under Note D shall be an amount less than Fifty Thousand and No/100 Dollars ($50,000.00) at any time, then the entire outstanding principal amount of Note D, together with accrued interest thereon at the Default Interest Rate, shall, ten (10) Business Days after receipt of written notice from Lender, immediately become due and payable without demand, and Borrower’s right to draw upon Note D shall terminate and Lender’s obligation to fund future disbursement requests shall cease.

(d) Authorized Persons. An Authorized Person for a request for a disbursement under Note D shall be the Authorized Persons designated in the Loan Agreement.

(e) Use of Funds for Acquisition. Subject to availability as set forth above, Note D Advances may be used for working capital purposes and to fund the acquisition of Future Properties in the same manner and subject to the same conditions as applicable to Note B Advances.”

11. Removal of Restrictive Covenant. As of the Closing Date, Section 9.3 of the Loan Agreement providing for a restrictive covenant related to the ratio of Consolidated Total Debt to Consolidated Net Worth is hereby deleted in its entirety.

12. Limitation on Representations and Warranties. Section 4.24 of the Loan Agreement is deleted and the following hereby substituted in lieu thereof:

“4.24 Limitation on Representations and Warranties. Notwithstanding anything herein to the contrary, none of the representations or warranties in Section 4.21 shall apply to any shareholder of Guarantor holding less than 25% of the total outstanding stock of Guarantor or any owner or holder of a limited partnership interest in Borrower holding less than 25% of the total outstanding partnership interests of Borrower, and no other representation or warranty in this Section 4 shall apply to any shareholder of Guarantor or limited partner of Borrower.”

13. Lender’s Notice Address. As of the Effective Date, the second listed notice address for Lender is hereby revised to:

Metropolitan Life Insurance Company

Agricultural Investments

205 E River Park Circle, Suite 430

Fresno, California 93720

Attn.: Director, WRO

14. Reaffirmation of Guaranty. Guarantor hereby confirms and reaffirms all of the representations, warranties, covenants and obligations of the Guaranty and the other Loan Documents, and further confirms and agrees that Guarantor is and shall continue to be liable for all obligations arising under and in connection with the Loan and the 2016 Loan.

15. Reaffirmation by Borrower. Except as specifically amended by this Amendment, the Loan Agreement shall remain unmodified and in full force and effect. Borrower hereby reaffirms for the benefit of Lender, each and every of the terms and provisions of the Notes and the Loan Agreement, as amended and as originally set forth therein.

16. Representations and Warranties of Borrower. Borrower hereby restates and reaffirms all of the covenants, representations and warranties set forth in the Loan Agreement, as if made as of the date of this Amendment and with regard to the Loan and the Additional Properties. In particular, all of the representations and warranties set forth in Section 4 of the Loan Agreement, as applied to Borrower and all of the Property, remain true, accurate and complete. Borrower hereby represents and warrants that each of the conditions precedent to the addition of the Additional Properties set forth in the Loan Agreement have been satisfied, as of the date hereof.

17. Miscellaneous. Borrower and Lender hereby agree that all references in the Loan Agreement to Loan Documents shall include this Amendment and the New Security Instruments. Furthermore, the New Security Instruments shall be interpreted in accordance with the provisions of this Amendment and any related terms set forth in such documents are hereby modified accordingly. All references in the Loan Agreement to the “Security Instrument” or the “Security Instruments” are hereby amended to mean collectively the Existing Security Instruments and the New Security Instruments. All references in the Loan Agreement to the “Land,” “Collateral” or “Real Property” are hereby amended to include the Additional Properties. All references to the “Loan Documents” are hereby amended to include this Amendment, the 2016 Notes and the 2016 Loan Documents, and all references to the “Loan” shall mean the Loan and the 2016 Loan collectively unless the context otherwise requires.

18. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be an original and all of which, when combined, shall constitute one and the same instrument.

(Signatures follow on next page)

IN WITNESS WHEREOF, Borrower and Guarantor have executed this Amendment, or have caused this Amendment to be executed by its duly authorized representative(s) as of the day and year first written above.

BORROWER:

GLADSTONE LAND LIMITED PARTNERSHIP, a Delaware limited partnership

By:	Gladstone Land Partners, LLC,
a Delaware limited liability company
Its General Partner

	By:	Gladstone Land Corporation,
a Maryland corporation
Its Manager

		By:	/s/ David Gladstone
David Gladstone
Its Chief Executive Officer

GUARANTOR:

GLADSTONE LAND CORPORATION, a Maryland corporation

By:	/s/ David Gladstone
David Gladstone
Its Chief Executive Officer

(Signatures continue on next page)

LENDER:

METROPOLITAN LIFE INSURANCE COMPANY

By:	/s/ Leon A. Moreno
	Its:	Director

EXHIBIT A-1

DESCRIPTION OF NEW LAND

Diego Ranch:

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE UNINCORPORATED AREA IN COUNTY OF STANISLAUS, STATE OF CALIFORNIA AND IS DESCRIBED AS FOLLOWS:

PARCEL ONE:

SECTION 11, TOWNSHIP 4 SOUTH, RANGE 13 EAST, MOUNT DIABLO BASE AND MERIDIAN.

EXCEPT ANY AND ALL AMENITIES, BETTERMENTS, BUILDINGS, FIXTURES AND OTHER IMPROVEMENTS THEREON, WHETHER ABOVE OR BELOW GROUND, IF ANY, INCLUDING, WITHOUT LIMITATION, ALMOND TREES, WELLS, PUMPS, MOTORS, ELECTRICAL PANELS, ELECTRICAL HOOKUPS, WATER, CONVEYANCE AND DISCHARGE FACILITIES, PIPELINES AND IRRIGATION SYSTEMS, WHICH ARE OWNED OR LEASED BY OLAM FARMING, INC., A DELAWARE CORPORATION.

Stanislaus County Assessor’s Parcel No. 020-008-012

PARCEL TWO:

ALL THAT PORTION OF THE SOUTHEAST QUARTER OF SECTION 3, AND THAT PORTION OF THE EAST HALF OF SECTION 10, TOWNSHIP 4 SOUTH, RANGE 13 EAST, MOUNT DIABLO BASE AND MERIDIAN, LYING SOUTHERLY OF LA GRANGE ROAD. (LAKE ROAD).

EXCEPT ANY AND ALL AMENITIES, BETTERMENTS, BUILDINGS, FIXTURES AND OTHER IMPROVEMENTS THEREON, WHETHER ABOVE OR BELOW GROUND, IF ANY, INCLUDING, WITHOUT LIMITATION, ALMOND TREES, WELLS, PUMPS, MOTORS, ELECTRICAL PANELS, ELECTRICAL HOOKUPS, WATER, CONVEYANCE AND DISCHARGE FACILITIES, PIPELINES AND IRRIGATION SYSTEMS, WHICH ARE OWNED OR LEASED BY OLAM FARMING, INC., A DELAWARE CORPORATION.

Stanislaus County Assessor’s Parcel No.: 020-008-013

Stanislaus County Assessor’s Parcel Nos. 020-008-012 and -013

Exhibit A - 1

Nevada Ranch:

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN AN UNINCORPORATED AREA, COUNTY OF MERCED, STATE OF CALIFORNIA AND IS DESCRIBED AS FOLLOWS:

PARCEL A:

Parcel 1, as shown on that certain parcel map for First Harvest, filed for record on December 16, 1976 in Volume 31 of Parcel Maps, Page 42, Merced County Records, and being portions of Section 35 and Section 36, Township 8 South, Range 16 East, M.D.B.&M.

Merced County Assessor’s Parcel No. 068-130-029

PARCEL B:

ADJUSTED PARCEL 2 of Property Line Adjustment No,. 02034 for Albert Gedrimas described in Certificate of Compliance recorded February 21, 2003 as Instrument No. 2003-010215 described as follows:

All that certain real property situate in a portion of Section 36, Township 8 South, Range 16 East, Mount Diablo Base and Meridian, in the County of Merced, State of California, also being a portion of Parcel 2 and all of Parcel 3 as shown on that certain Parcel Map for “FIRST HARVEST” filed for record in Volume 31 of Parcel Maps at page 42, Merced County Records, described as follows:

Excepting the following described portion of said Parcel 2:

Commencing at the northwest corner of said Parcel 2, said northwest corner being a point on the south line of a 60.00 foot wide County Road now known as “BUCHANAN HOLLOW ROAD”; thence N.89°01’09”E. along the north line of said Parcel 2 and the south line of said road a distance of 612.96 feet, more or less to the point of intersection with the centerline of an existing creek and the TRUE POINT OF BEGINNING of this description; thence along the centerline of said creek the following eleven (11) courses:

1.	S.27°45’41”E. 332.56 feet, more or less

2.	S.38°36’15”E. 255.04 feet, more or less

Exhibit A - 2

3.	S.03°52’22”E. 101.54 feet, more or less

4.	S.61°56’12”E. 90.67 feet, more or less

5.	N.49°13’11”E. 124.78 feet, more or less

6.	N.71°13’29”E. 263.05 feet, more or less

7.	N.12°13’24”E. 111.58 feet, more or less

8.	N.59°58’59”W. 113.05 feet, more or less

9.	N.23°50’49”W. 134.24 feet, more or less

10.	N.41°01’12”E. 87.04 feet, more or less

11.	S.82°34’17”E. 210.29 feet, more or less

to a point on the most westerly, east line, of said Parcel 2; thence N.00°31’14”W. along said line a distance of 159.59 feet to a point on said south line of Buchanan Hollow Road; thence S.89°01’09”W. along said south line a distance of 880.24 feet to the point of beginning.

Merced County Assessor’s Parcel Nos. 068-130-044 and 068-130-031

PARCEL C:

Parcel 4, as shown on that certain parcel map for First Harvest, filed for record on December 16, 1976 in Volume 31 of Parcel Maps, Page 42, Merced County Records, and being portions of Section 35 and Section 36, Township 8 South, Range 16 East, M.D.B.&M.

Merced County Assessor’s Parcel No. 068-130-032

PARCEL D:

Parcel 5, as shown on that certain parcel map for First Harvest, filed for record on December 16, 1976 in Volume 31 of Parcel Maps, Page 42, Merced County Records, and being portions of Section 35 and Section 36, Township 8 South, Range 16 East, M.D.B.&M.

Merced County Assessor’s Parcel No. 068-130-033.

Exhibit A - 3

PARCEL E:

Parcel 6, as shown on that certain parcel map for First Harvest, filed for record on December 16, 1976 in Volume 31 of Parcel Maps, Page 42, Merced County Records, and being portions of Section 35 and Section 36, Township 8 South, Range 16 East, M.D.B.&M.

Merced County Assessor’s Parcel No. 068-130-034.

PARCEL F:

The Northwest quarter of Section 35, Township 8 South, Range 16 East, M.D.B.&M., in the County of Merced, State of California, according to the Official Plat thereof.

Excepting and reserving unto Hazel Ellen Mathews an undivided one-half interest in all minerals, oil, gas and other hydrocarbons therein and thereunder by deed recorded December 29, 1976 as Instrument No. 28439 in Volume 2057 of Official Records, Page 1, Merced County Records.

Merced County Assessor’s Parcel No. 068-130-028

Merced County Assessor’s Parcel Nos. 068-130-028, -029, -031, -032, -033, -034 and -044

Baca Ranch:

TOWNSHIP 31 SOUTH, RANGE 47 WEST OF THE SIXTH PRINCIPAL MERIDIAN

SECTION 29: SE 1⁄4; S 1⁄2S 1⁄2NE 1⁄4; SE 1⁄4SW 1⁄4; SOUTH 25 ACRES OF THE NE 1⁄4SW 1⁄4

TOWNSHIP 31 SOUTH, RANGE 48 WEST OF THE SIXTH PRINCIPAL MERIDIAN

SECTION 12: N 1⁄2

TOWNSHIP 32 SOUTH, RANGE 46 WEST OF THE SIXTH PRINCIPAL MERIDIAN

SECTION 8: N 1⁄2, LESS 6.234 ACRES IN THE E 1⁄2NE 1⁄4

TOWNSHIP 32 SOUTH, RANGE 48 WEST OF THE SIXTH PRINCIPAL MERIDIAN

SECTION 25: S 1⁄2

SECTION 27: N 1⁄2

SECTION 28: E 1⁄2NE 1⁄4; W 1⁄2NE 1⁄4; NW 1⁄4; N 1⁄2SW 1⁄4; SE 1⁄4SW 1⁄4; SE 1⁄4

SECTION 30: LOTS 5 AND 6; E 1⁄2NW 1⁄4; NE 1⁄4

SECTION 32: N 1⁄2

Exhibit A - 4

SECTION 33: ALL

SECTION 34: NW 1⁄4

TOWNSHIP 33 SOUTH, RANGE 46 WEST OF THE SIXTH PRINCIPAL MERIDIAN

SECTION 31: E 1⁄2

TOWNSHIP 33 SOUTH, RANGE 47 WEST OF THE SIXTH PRINCIPAL MERIDIAN

SECTION 1: LOTS 7 AND 8; S 1⁄2NW 1⁄4; SW 1⁄4

SECTION 8: ALL

SECTION 18: E 1⁄2

SECTION 27: S 1⁄2

TOWNSHIP 33 SOUTH, RANGE 48 WEST OF THE SIXTH PRINCIPAL MERIDIAN

SECTION 3: SW 1⁄4

SECTION 4: LOTS 5 AND 6; S 1⁄2NE 1⁄4; SE 1⁄4

SECTION 9: N 1⁄2N 1⁄2

SECTION 11: E 1⁄2, LESS A TRACT OF LAND MORE PARTICULARLY DESCRIBED IN RECEPTION NO.

423807

SECTION 13: E 1⁄2NW 1⁄4NW 1⁄4; NE 1⁄4NW 1⁄4; S 1⁄2NW 1⁄4; NE 1⁄4; S 1⁄2

TOWNSHIP 33 SOUTH, RANGE 49 WEST OF THE SIXTH PRINCIPAL MERIDIAN

SECTION 24: N 1⁄2,

COUNTY OF BACA,

STATE OF COLORADO.

Exhibit A - 5

EXHIBIT B-1

NEW PROPERTY OWNER

Diego Ranch Stanislaus, LP, a Delaware limited partnership

Nevada Ranch Merced, LP, a Delaware limited partnership

Baca County Edler, LLC, a Delaware limited liability company

Exhibit B - 1